MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

Dear Investor:

We are pleased to present this annual report for the 12 months ended June 30, 1998, a year that presented investors with breathtaking challenges and remarkable opportunities.

With the domestic markets up considerably since last June, it is almost hard to remember that barely eight months ago the Dow Jones Industrial Average suffered its largest, single-day point loss ever: a decline of 554 points on October 27, 1997. At the time, fears of a huge market correction were rampant, and stock-market bears could hardly contain their glee.

Yet, domestic stocks righted themselves almost immediately and ended calendar year 1997 with the Dow at a then-lofty 7908. As I write this letter in the middle of July, the Dow has since added another 1400 points, closing above 9300 this past week for the first time in history. Many of the other major market indices, including the S&P 500 and Nasdaq, have reached new highs, as well. However, small- and mid-cap stocks, as represented by the Russell 2000 Index, have been out of favor for several months now.

Bonds also delivered strong returns, supported throughout the period by falling interest rates, virtually nonexistent inflation and huge inflows of capital from foreign investors seeking a "safe haven" from the economic convulsions in Asia.

STOCKS: HOW HIGH IS HIGH?

On the face of it, the market appears to be trying to teach us new lessons about how to determine the fundamental value of a stock. While there are no infallible formulas, and fund managers can reach different conclusions about the same set of data, it is generally considered prudent to buy stocks that are selling for less than their true value, and to avoid those that are overvalued. Different valuation measures, or combinations of measures, can be employed: price-to-earnings (P/E), price-to-sales, price-to-book value, price-to-free cash flow, price-to-earnings relative to expected earnings growth, and so on. But one factor appears in every valuation method: buy when the price is low relative to the growth of the company.

As the stock market has continued to reach new highs, as defined by the major indices (Dow Jones Industrial Average and the S&P 500), and especially over the last six to 12 months, a vast majority of the growth has been confined to a small handful of very large stocks. These issues boast huge market capitalizations (stock price times the number of outstanding shares) and prices that exceed 30 or 40 times earnings. In some cases, 50 times earnings has been reached and these few and very large companies receiving the large P/Es are driving the advance of market indices. In other words, it is these few stocks, with almost no help from the thousands of other publicly traded equities, that have been propelling the market higher for much of the last year, and, to a slightly lesser extent, for the last three years.

Another common trait among the market leaders is that they are all highly recognizable companies. Many investors, particularly Americans new to stocks and foreign players fleeing instability in other world sources, are buying what they know. Familiarity breeds affection.

In a market that is driven by liquidity it is hard to go against the flow without drowning. Yet, as a fund family, we have done well, providing solid returns while keeping as tight a lid as possible on volatility and risk. And we look ahead with anticipation to the day when the investment waters resume their natural course. The most dangerous words we know are, "This time it's different." It is a refrain that we hear more and more these days, but this mantra could quickly turn into an epitaph.

BONDS: RELATIVELY SAFE AND SECURE

Fixed-income investments rarely produce the fireworks that equities do, and that's the case once again as we enter a new fiscal year. Nonetheless, bonds generated some excitement and drew an

--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                    1st Source Monogram Funds
--------------------------------------------------------------------------------

inordinate amount of attention during the last 12 months. As the crisis in Asia worsened in the fourth calendar quarter of 1997, many investors moved into U.S. Treasury securities for their relatively high yields and unquestionable quality. This increase in demand sent bond prices higher which resulted in a decline in the yield of the 30-year Treasury and other longer term securities.

Curiously, while market forces drove down rates on the long end of the yield curve, the Federal Reserve kept the fed funds rate (the rate banks charge one another on overnight loans) at an artificially high 5.5% for the entire period. At times, these circumstances produced a slightly "inverted" yield curve, which meant that some shorter-term securities paid more interest than longer-term issues.

INVESTMENT OVERVIEWS

This annual report lists the schedule of investments for the Funds, along with financial highlights and complete financial statements. We have also provided interviews with our fund managers--in which each manager discusses the factors that affected performance during the last 12 months, how specific strategies were employed, interesting securities in their respective portfolios, and outlooks for the financial markets in the coming months. By reading the interviews and financial information for the fund or funds in which you invest, you can gain a better understanding of how your money is being managed.

As always, it is our wish to provide you with open channels of communication so that you may have your questions answered and your financial needs met. Feel free to contact your account representative, or call the Funds directly at 1-800-766-8938.

We thank you for your continued trust and support.

Sincerely,

Ralph Shive, CFA

NOTE TO SHAREHOLDERS
PLEASE BE ADVISED OF THE FOLLOWING FACTS ABOUT MUTUAL FUNDS:
                           - YOUR PRINCIPAL IS AT RISK
                           - NOT AN OBLIGATION OF 1ST SOURCE BANK
                           - NO FDIC COVERAGE

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

INCOME EQUITY FUND
 RALPH C. SHIVE, CFA

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the 12 months ended June 30, 1998, the Fund's total return was 18.15% (without sales load). In comparison, the Russell 1000 Value Index rose 28.84%, and the Lipper Equity Income Average gained 21.25%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. Most of the difference between the Fund's returns and those of its benchmarks came during the final two months of the period and can be attributed to what we might call "Act II" of the Asian crisis. Due to the continuing fallout from Asia, a lot of cyclical stocks--including some of the energy and manufacturing names in our portfolio--declined significantly. Surprisingly, a lot of our interest-rate sensitive stocks, such as real estate investment trusts (REITs) and bank stocks, did not perform, even when interest rates fell. However, our electric utility holdings did benefit from the decline in rates. The Fund also suffered from the fact that market leadership was very narrowly focused on just a handful of the largest stocks--very liquid issues with high price-to-earnings ratios--and those stocks generally did not fit our selection criteria.

    On the plus side, the Fund benefited from the fact that a number of companies whose stock we held were taken over during the last 12 months. MAPCO, Bergen Brunswig, Telxon Convertible, Magna Group--all of these stocks rose sharply when the companies were acquired. (The Fund no longer holds the shares of any of these stocks.) What is significant is that these companies were all in different industries, which speaks to the breadth of merger activity we saw during the period. Corporate acquisitions were a big part of the market's advance during the last year.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. We continued to pursue our main objectives: to seek to provide a yield higher than that of the Standard & Poor's 500, while investing in inexpensive stocks that we believe have the potential for significant growth. As of June 30, 1998, the Fund's 30-day SEC yield was 2.30% (without sales load),(1) compared to the S&P's yield of 1.4%. Shareholders who were with us for the entire 12-month period realized total returns that were high by historical standards.

    One sector that did well for us, in which we have invested for a couple of years, was the airlines group, including AMR (1.58% of the Fund's portfolio*) and Delta (1.47%). On the consumer side, Ford Motor (1.68%) turned in an exceptional performance, rising 80% during the last six months alone. Tribune (1.83%), the diversified media company, also rose sharply. Many of our long-term holdings put up strong numbers.

Q. WHAT ARE SOME OTHER INTERESTING STOCKS IN YOUR PORTFOLIO?
 A. We are enthusiastic about two recent purchases: Budget Group Convertible Preferred (1.10% of the Fund's portfolio*) and Ryder (0.84%). Both companies are in the transportation and business services sector; and they are domestically oriented, so the fallout from Asia may not affect them adversely. In the money-management business, which we have liked for some time, we bought Waddell and Reed (1.46%). And as a demographic health-care play, we bought Sunrise Assisted Living Convertible (1.02%)--the company runs homes for elderly residents who do not have severe medical conditions--which may benefit from the aging of the Baby Boomer population.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
 A. We believe Asia is a major wild card; the region's problems could spread to Latin America and even Europe, and affect the earnings of American multinational corporations. We also are concerned with the market's price-to-earnings (P/E) levels; the "P" is going up faster than the "E." Here we are, with the S&P 500 Index up nearly 20% for the year, and earnings growth is projected at only about 5% to 6%. So on a short-term basis, we are a little nervous about corporate earnings and the economy. On the positive side, the United States has been a winner with regard to the Asian situation: The cost for many goods has gone down, and long-term interest rates have declined significantly. We see the possibility of federal and/or state tax cuts, which could stimulate consumer spending. Overall, we will continue to search for quality, low-risk stocks. We will try to be cautious while participating in any market moves upward.

*   The Fund's portfolio composition is subject to change.
(1) With the maximum sales load of 5.00%, the 30-day SEC yield would have been 2.18%.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

                                        Lipper Equity      Russell 1000 Value     Income Equity
                                        Income Average           Index                Fund*
Nov-85                                      103.86               100.00                94.88
Jun-86                                      120.92               122.44               119.11
Jun-87                                      140.12               150.22               136.86
Jun-88                                      140.53               148.57               132.08
Jun-89                                      164.91               178.27               147.78
Jun-90                                      176.63               190.22               163.48
Jun-91                                      188.65               200.38               163.48
Jun-92                                      218.15               232.33               184.98
Jun-93                                      254.32               283.32               229.35
Jun-94                                      261.73               287.92               247.10
Jun-95                                      305.96               346.72               268.94
Jun-96                                      369.60               432.12               336.52
Jun-97                                      469.93               575.51               428.57
Jun-98                                      741.49               569.79               506.36

The Fund's performance is compared to the Russell 1000 Value Index, which contains Russell 1000 securities with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price/earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the 1st Source Income Equity Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

THE LIPPER EQUITY INCOME AVERAGE CONSISTS OF 30 EQUITY INCOME FUNDS.

(1)The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank, for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The total return set forth above may reflect the waiver or reimbursement of a portion of the Income Equity Fund's expenses for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

DIVERSIFIED EQUITY FUND

The Diversified Equity Fund is a multi-style, multi-manager portfolio with three subadvisers representing the sector rotation, value and growth styles. The following interview is with portfolio managers Anthony Rizza of Columbus Circle Investors (sector rotation), Robert Marcin of Miller Anderson & Sherrerd LLP (value) and Bob Takazawa of Loomis Sayles & Company LP (growth).

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the 12-month period ended June 30, 1998, the Fund's total return was 27.85% (without sales load). In comparison, the Standard & Poor's 500 Index was up 28.10% during the same period.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. Anthony Rizza, Columbus Circle Investors:
    Lots of things went right for us. A year ago, we took steps to refocus our equity analysis and improve our stock-selection process. And it worked very well for us during the last 12 months; we chose some high-performing stocks. America Online (1.97% of the Fund's portfolio*), one of our larger positions, gained roughly 200% during the period. The company is positioned as the number one provider of Internet access, and it is the dominant company in a rapidly growing industry. We also got a good return from Microsoft (1.10% of the Fund's portfolio*), which holds the dominant position in PC software and is moving rapidly into other areas. Quite simply, we have had great success to date in finding the right stocks in the right sectors.

 A. Robert Marcin, Miller Anderson & Sherrerd:
    We continue to hold a low price-to-earnings
    (P/E) approach to investments. But low P/E investing did very poorly during the last 12 months; consequently, our portion of the Fund's portfolio performance suffered. Nonetheless, the stocks we hold have not suffered from any significant fundamental problems, such as sales problems or earnings declines. In fact, we expect our revised earnings estimates for 1999 to be better than our present P/E (price-to-earnings ratio). We expect that at some point in the current market cycle, we could see the market again favor low P/E (price-to-earnings) stocks like the ones we hold.

 A. Bob Takazawa, Loomis Sayles:
    During the last 12 months, earnings growth rates for the S&P 500 have fallen from 15% to the 5% to 8% range. At the same time, mid-cap growth stocks--those with market capitalizations between $1 billion and $8 billion--maintained their growth rates. We anticipated this divergence and rotated a significant portion of our money into the mid-cap sector. This strategy served us well for most of the period, though when the Asian crisis struck at the end of 1997, mid-caps as a group were sold off pretty dramatically for a couple of months. Since then, however, the situation in Asia has been put in perspective, and investors have begun to understand that with their high valuations, large-cap stocks have proven to be less-than-safe havens--and our mid-cap holdings have done quite well.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. Anthony Rizza, Columbus Circle Investors:
    As always, we looked for companies with dominant market positions, companies whose fundamental results exceeded investor expectations, with the potential for raising those expectations even further. When that premise works, it has potential to carry the stock price higher. We also helped ourselves by reducing our exposure to companies we felt could suffer from the problems in Asia.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

 A. Robert Marcin, Miller Anderson & Sherrerd:
    We continued to see a lot of value in the industrial companies, where we found solid earnings growth, reasonable fundamentals and phenomenally cheap valuations--50% or 60% discounts to certain stocks' true values. As of June 30, 1998, our portfolio had an average P/E ratio of 12.8, versus a P/E ratio of 25 for the market as a whole.

 A. Bob Takazawa, Loomis Sayles:
    Our mid-cap orientation led us to be marginally overweighted in technology, consumer cyclicals and health care. In technology, for the most part, we attempted to avoid the hardware and semiconductor areas and stayed highly focused on services, software, the Internet and telecommunications equipment. The "Asian influence" led us to invest in these areas and to avoid sectors that depend on foreign customers for revenue growth. We liked the consumer cyclical stocks because of our belief that the country may be moving from an investment-led economy back to a consumption-led economy.

Q. WHAT ARE SOME INTERESTING STOCKS IN YOUR PORTFOLIO?
 A. Anthony Rizza, Columbus Circle Investors:
    Recently, we bought shares in Ascend Communications (1.34% of the Fund's portfolio*). The company provides the telecommunications equipment for wide area access services on the Internet and has been benefiting from the rapid growth in Web traffic. We also feel strongly about Chancellor Media (0.40%), which is actively involved in consolidating the radio industry. Chancellor buys underperforming stations, then changes management and boosts ratings, which helps increase advertisement revenue.

 A. Robert Marcin, Miller Anderson & Sherrerd:
    We are very big on Case (0.74%), which is the world's second-largest agricultural equipment company and also a leading construction equipment company. It is one of the cheapest large-cap stocks around. It has a low price-to-earnings ratio, less than 9 times this year's earnings. We also like Parker Hannifin (0.21%), a broadly diversified industrial products company. Parker Hannifin is benefiting from the trend of large manufacturing concerns to consolidate the size of their supplier base and has been awarded more business.

 A. Bob Takazawa, Loomis Sayles:
    We were fortunate to own a large position in CIENA, Corp. (1.29%), which is in the process of being taken over by Tellabs (0.94%), which we also own. CIENA, Corp. has developed the technology for enabling fiber optic cable to carry many more streams of light and, therefore, a great deal more data. This acquisition makes Tellabs a much more formidable competitor to Lucent Technologies (1.55%). Among our other holdings, we like HBO & Co. (2.83%), which sells information services to hospitals and other health-care providers. In recent months, HBO has gained the attention of the investment community as a company that may provide solid earnings growth stability.

Q. WHAT IS YOUR OUTLOOK?
 A. Anthony Rizza, Columbus Circle Investors:
    We are concerned about what a slowing earnings environment could mean for the market. We will closely monitor the situation in Asia and the effect it could have on the U.S. economy. And we will stick with what has worked for us in the last year: staying away from the industrial sector and focusing on consumer-oriented companies. As always, we believe that solid stock selection will serve us well.

 A. Robert Marcin, Miller Anderson & Sherrerd:
    We are not bullish on the market as a whole. In our view, overall stocks have never been more expensive, and there has been a fundamental deterioration in the outlook for corporate profits. Also, investor sentiment, which is a measure of investor psychology, has turned very bullish--which we see as a "bearish indicator." We would not be surprised by a modest to severe correction

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

    in the fall--a drop of perhaps 20% to 25%--sparked by the realization that stocks have risen to extreme and unsupportable levels. At the same time, we are excited about the possibilities presented by the stocks we hold. We are going to stick to our guns and keep buying inexpensive stocks, and when market psychology turns, we expect to be amply rewarded.

 A. Bob Takazawa, Loomis Sayles:
    We believe the impact of Asia has not been felt completely, and that the drag on corporate earnings will continue. We expect to see more earnings disappointments, particularly among the large, multinational companies that have a significant presence in the Far East. With this in mind, we will continue to focus on companies that we believe benefit from a higher percentage of domestic sales. We view the coming months as an opportunity to benefit from investing in solid, mid-cap companies with strong earnings stories.

* The Fund's portfolio composition is subject to change.
--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

                                                       Investor                   S&P 500
Jun-85                                                   94.94                    100.00
Jun-86                                                  115.51                    135.83
Jun-87                                                  123.10                    169.91
Jun-88                                                  109.49                    158.19
Jun-89                                                  127.85                    190.65
Jun-90                                                  154.11                    221.91
Jun-91                                                  159.49                    238.31
Jun-92                                                  179.43                    270.40
Jun-93                                                  208.86                    307.14
Jun-94                                                  207.91                    311.25
Jun-95                                                  256.01                    392.28
Jun-96                                                  311.39                    494.45
Jun-97                                                  381.07                    665.81
Jun-98                                                  487.18                    852.90

The Fund's performance is compared to the Standard & Poor's 500 Index, which reflects the performance of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the 1st Source Monogram Diversified Equity Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

(1)The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank, for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The total return set forth above may reflect the waiver or reimbursement of a portion of the Diversified Equity Fund's expenses for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

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                                       -9-

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

SPECIAL EQUITY FUND(+)
 BRIAN BYTHROW

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the 12 months ended June 30, 1998, the Fund's total return was 1.86% (without sales load). In comparison, the Russell 2000 was up 16.51%, while the Standard & Poor's 500 Index rose 28.10%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. A big part of the Fund's underperformance was due to the fact that returns generated by the small-cap growth sector were far below those produced by large-cap stocks (as represented by the S&P 500). Over the last year, investors turned their attention to the larger end of the market, which put a great deal of pressure on many of the issues we owned. Further compounding our difficulty was the fact that the Fund pursued a micro-cap strategy, owning very small stocks that we believed had potential but that simply did not perform. In addition, the problems in Asia took the steam out of a number of our holdings, especially in the semiconductor sector.

Q. IN RECENT MONTHS, WHAT STEPS HAVE YOU TAKEN TO RECONSTRUCT THE PORTFOLIO?
 A. First, we purged a number of holdings that we no longer expected to perform well, and in fact, many of these stocks have since fallen even further. Second, we reduced the number of holdings from more than 70 stocks to around 50; we would rather own a smaller number of stocks that we know very well. Third, we moved up the market-cap scale. We eliminated the micro-cap names and began buying stocks with market capitalizations more in the neighborhood of $1 billion to $2 billion. We would rather go with "larger small companies" that we believe have proven products and the likelihood of meeting or exceeding their earnings expectations. And fourth, we decided that when we do buy smaller stocks, we are going to concentrate on companies with reasonable valuations and good earnings prospects. Overall, we have committed ourselves to following a "GARP" strategy: Growth At a Reasonable Price. The stocks we buy, especially the smaller ones, must look relatively "cheap" to us, with enough upside potential to compensate for the risks they present.

Q. WHAT ARE SOME INTERESTING STOCKS IN YOUR PORTFOLIO?
 A. One holding that fits our GARP strategy is Brightpoint, Inc. (1.93% of the Fund's portfolio*), the world's largest distributor of cellular handsets. This is one of our few stocks with Asian exposure, a factor that is already discounted in the stock price. Brightpoint's earnings are growing at a projected annual rate of 35%, while the stock is trading at an estimated price-to-earnings ratio of 20 times, which is just over half the growth rate. The company is emerging from the low-margin, distribution business to a high-margin, value-added model. Brightpoint has a driven management team, and the company has always hit its earnings numbers.

    Another stock we like is Ames Department Stores (1.82%), an East Coast discount merchandiser. Ames emerged from bankruptcy several years ago and has turned things around. The chain targets lower- to moderate-income customers. We believe the company has good earnings growth potential and no risk from Asia. Actually, it is our view that if any segment of the economy is going to benefit from the problems in Asia, it is going to be retailers like Ames, who are paying less for the goods they import from Asian markets.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE REST OF 1998?
 A. We tend to be cautious looking forward, because we think that over the next six months, the markets are going to be choppy, at best. It appears to us that it's going to be a stock picker's market, and we feel that with the big-cap names so expensive, investors are going to begin to migrate down to mid-cap issues with strong earnings growth and little or no exposure to Asia. As of June 30, 1998, about 25% of the Fund was in cash. In this kind of market, we want to hold some cash and be prepared to swoop in and buy some good stocks at cheap prices when they become oversold.

* The Fund's portfolio composition is subject to change.

(+) Small capitilization funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies' stocks have experienced a greater degree of market volatility than average.
--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

                                                       Investor                Russell 2000
Nov-85                                                    9506                     10000
Jun-86                                                   11241                     12496
Jun-87                                                   12564                     13619
Jun-88                                                   12798                     12775
Jun-89                                                   14665                     14402
Jun-90                                                   18100                     14841
Jun-91                                                   16814                     15023
Jun-92                                                   19301                     17207
Jun-93                                                   25859                     21674
Jun-94                                                   25396                     22629
Jun-95                                                   30588                     27170
Jun-96                                                   44265                     33660
Jun-97                                                   42816                     39156
Jun-98                                                   41492                     45182

The Fund's performance is compared to the Russell 2000 Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the 1st Source Monogram Special Equity Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

(1)The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank, for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The total return set forth above may reflect the waiver or reimbursement of a portion of the Special Equity Fund's expenses for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

INCOME FUND
 PASCAL "PAT" ROMANO, CFA

Q. HOW DID THE FUND PERFORM DURING THE PERIOD?
 A. For the 12 months ended June 30, 1998, the Fund's total return was 8.24% (without sales load). In comparison, the Lehman Brothers Intermediate Government/Corporate Bond Index was up 8.54%. Considering the fact that inflation was extremely benign throughout the period, fixed-income investors enjoyed "real returns" (total return minus the rate of inflation) that were generous by historical measures.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?
 A. As always, the most dominant factor driving bond prices was the direction of interest rates. And, during most of the last 12 months, long-term rates fell rather steadily, with bond prices rising. There were a number of reasons for this movement. First, continued persistence of low inflation, drove rates lower. It is one thing to see low inflation for a few months, but when you have inflation under 2%, quarter after quarter, the bond market just takes out any risk premium, and rates fall. At the same time, the Federal Reserve declined to drop short-term rates, which kept the fed funds rate (the rate banks charge one another for overnight loans) steady at an artificially high 5.5%. In addition, we saw a "flight to quality" from foreign buyers who were understandably nervous about overseas markets, and this tremendous demand for super-safe U.S. Treasury bonds drove the Treasury market higher throughout much of the year.

    At the same time, corporate bonds suffered due to a lack of pricing power. With corporate profits slowing, and much of the buying restricted to the Treasury market, the spreads (the difference between yields of bonds with similar maturities) between corporate bonds and Treasury paper widened appreciably. Agency bonds--such as those issued by Freddie Mac and Fannie Mae--also underperformed Treasuries. So while bonds in general posted strong returns for the 12-month period, most of that advance came in the Treasury market.

Q. HOW DID YOU APPLY YOUR INVESTMENT STRATEGY DURING THE PERIOD?
 A. We kept a somewhat bullish posture during the last six months of 1997, which helped boost the Fund's performance when interest rates declined toward the end of the calendar year. At the beginning of 1998, we believed that rates would begin to rise again, and we moved a portion of the portfolio into cash and cash-like securities. This decision cost the Fund the opportunity to realize some capital gains, as rates continued to fall and bond prices rose. At the end of March, we resumed a bullish stance, moved the Fund's average weighted maturity out beyond our benchmark's average, and benefited when bonds continued their upward momentum. As of June 30, 1998, the Fund's average weighted maturity was 4.42 years, with an average credit quality of AA+.

Q. WHAT IS YOUR OUTLOOK FOR THE NEXT SIX MONTHS?
 A. The U.S. economy is still the big engine driving the bond market. The problems in Asia appear to us to be more of a distraction to the real issue, which is the continued strength of the domestic economy. Although Wall Street analysts have lowered corporate profit forecasts, corporations themselves are still saying that profit growth will continue to be just fine. Our view is that corporate profitability will slow significantly, but we do not expect that to be a major obstacle to either the stock market or the bond market. We do not believe that interest rates will go much lower. On the foreign front, even if the situation in Asia worsens, as it might, we don't think bonds will react dramatically. In fact, we expect that a measure of stability will come back into the bond market, and we could see a reduction in the volatility of the last 12 months.

--------------------------------------------------------------------------------

                                                       1st Source Monogram Funds
--------------------------------------------------------------------------------

                                                                  Lehman
                                                Brothers|Intermediate|Gov't/Corporate|Bond
                                                                  Index                             Investor
Jun-85                                                            10000                                9503
Jun-86                                                            11620                               10929
Jun-87                                                            12268                               11382
Jun-88                                                            13220                               11966
Jun-89                                                            14572                               13087
Jun-90                                                            15711                               13909
Jun-91                                                            17366                               15054
Jun-92                                                            19651                               17106
Jun-93                                                            21703                               18855
Jun-94                                                            21643                               18747
Jun-95                                                            23886                               20626
Jun-96                                                            25079                               21361
Jun-97                                                            26891                               22831
Jun-98                                                            27480                               24983

The Fund's performance is measured against the Lehman Brothers Intermediate Government/Corporate Bond Index, an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than 10 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The performance of the 1st Source Monogram Income Fund reflects the deduction of fees for these value-added services. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE INVESTMENT RETURN AND NET ASSET VALUE PER SHARE WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

(1)The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank, for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The total return set forth above may reflect the waiver or reimbursement of a portion of the Income Fund's expenses for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    PAGE 16

                            Statements of Operations
                                    PAGE 17

                      Statements of Changes in Net Assets
                                    PAGE 18

                       Schedules of Portfolio Investments
                                    PAGE 20

                         Notes to Financial Statements
                                    PAGE 30

                              Financial Highlights
                                    PAGE 36

                       Report of Independent Accountants
                                    PAGE 38

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 JUNE 30, 1998

                                                    INCOME       DIVERSIFIED      SPECIAL
                                                    EQUITY         EQUITY         EQUITY         INCOME
                                                     FUND           FUND           FUND           FUND
                                                  -----------    -----------    -----------    -----------
ASSETS:
Investments, at value (cost $41,186,758;
  $70,173,808; $23,922,940; and $64,156,886,
  respectively).................................  $48,863,679    $92,594,031    $27,799,569    $64,508,688
Repurchase agreements (cost $3,756,944;
  $5,885,988; $9,732,398; and $614,991,
  respectively).................................    3,756,944      5,885,988      9,732,398        614,991
                                                  -----------    -----------    -----------    -----------
      Total Investments.........................   52,620,623     98,480,019     37,531,967     65,123,679
Interest and dividends receivable...............      132,685         54,691          2,673        896,371
Receivable from brokers for investments sold....           --        428,992             --             --
Unamortized organization costs..................        8,536         13,676          8,010         11,923
Prepaid expenses and other assets...............           --             38              9             21
                                                  -----------    -----------    -----------    -----------
      Total Assets..............................   52,761,844     98,977,416     37,542,659     66,031,994
                                                  -----------    -----------    -----------    -----------
LIABILITIES:
Payable for investments purchased...............      255,000        762,729      2,056,003             --
Accrued expenses and other payables:
    Investment advisory fees....................       34,055         87,313         22,704         29,857
    Administration fees.........................        1,427          2,682            960          1,802
    Custodian fees..............................        1,536          2,988          1,968            835
    Accounting fees.............................          299            402            213            270
    Trustees' fees and expenses.................          450            514            163            443
    Legal fees..................................        6,467         11,693          8,342          1,720
    Audit fees..................................        3,715          3,714          3,721          3,709
    Printing fees...............................        1,041          8,152          3,141          5,405
    Transfer agent fees.........................          124          2,319          1,368          6,754
    Registration and filing fees................        6,651         10,234          2,170          5,131
    Other.......................................          687          1,458            784            982
                                                  -----------    -----------    -----------    -----------
      Total Liabilities.........................      311,452        894,198      2,101,537         56,908
                                                  -----------    -----------    -----------    -----------
NET ASSETS:
Capital.........................................   40,256,128     66,101,148     33,866,811     65,065,177
Undistributed (distributions in excess of) net
  investment income.............................       56,183           (641)         1,270         48,480
Net unrealized appreciation (depreciation) on
  investments...................................    7,676,921     22,420,223      3,876,629        351,802
Accumulated undistributed net realized gains
  (losses) on investment transactions...........    4,461,160      9,562,488     (2,303,588)       509,627
                                                  -----------    -----------    -----------    -----------
    Net Assets..................................  $52,450,392    $98,083,218    $35,441,122    $65,975,086
                                                  ===========    ===========    ===========    ===========
Outstanding units of beneficial interest
  (shares)......................................    4,164,289      7,369,531      3,680,887      6,378,210
                                                  ===========    ===========    ===========    ===========
Net asset value -- redemption price per share...  $     12.60    $     13.31    $      9.63    $     10.34
                                                  ===========    ===========    ===========    ===========
Maximum Sales Charge............................         5.00%          5.00%          5.00%          4.00%
                                                  ===========    ===========    ===========    ===========
Maximum Offering Price (100%/(100%-Maximum Sales
  Charge) of net asset value adjusted to nearest
  cent) per share...............................  $     13.26    $     14.01    $     10.14    $     10.77
                                                  ===========    ===========    ===========    ===========

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                            STATEMENTS OF OPERATIONS
                          FOR YEAR ENDED JUNE 30, 1998

                                             INCOME      DIVERSIFIED     SPECIAL
                                             EQUITY        EQUITY         EQUITY        INCOME
                                              FUND          FUND           FUND          FUND
                                           ----------    -----------    ----------    ----------
INVESTMENT INCOME:
Interest income..........................  $  428,967    $   357,831    $  322,881    $3,958,259
Dividend income..........................   1,147,471        790,275       122,383       186,767
                                           ----------    -----------    ----------    ----------
  Total Income...........................   1,576,438      1,148,106       445,264     4,145,026
                                           ----------    -----------    ----------    ----------
EXPENSES:
Investment advisory fees.................     374,402        970,429       272,600       334,179
Administration fees......................      93,601        176,443        68,151       121,521
12b-1 fees...............................     117,001        220,552        85,188       151,899
Custodian fees...........................       6,186         24,513         6,696         7,083
Accounting fees..........................      20,243         35,425        14,267        24,106
Trustees' fees and expenses..............         289          3,344         1,321           950
Legal fees...............................      10,505         17,820        10,974         6,902
Audit fees...............................      13,104         10,403        11,863        11,777
Printing fees............................       8,085         15,448         8,025        12,444
Organization costs.......................       2,359          3,086         1,095         2,356
Transfer agent fees......................      29,653         36,199        33,006        33,185
Registration and filing fees.............       6,241          9,175         1,119         2,082
Other....................................         652          7,507         3,199         5,403
                                           ----------    -----------    ----------    ----------
Total Expenses...........................     682,321      1,530,344       517,504       713,887
     Less: expenses voluntarily
       reduced...........................    (117,001)      (220,552)      (85,188)     (151,899)
                                           ----------    -----------    ----------    ----------
Net Expenses.............................     565,320      1,309,792       432,316       561,988
                                           ----------    -----------    ----------    ----------
Net Investment Income (Loss).............   1,011,118       (161,686)       12,948     3,583,038
                                           ----------    -----------    ----------    ----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Net realized gains (losses) on investment
  transactions...........................   6,789,017     13,166,299      (796,672)      725,350
Change in unrealized appreciation
  (depreciation) on investments..........    (415,826)     8,399,708     1,351,263       461,944
                                           ----------    -----------    ----------    ----------
Net realized/unrealized gains (losses) on
  investments............................   6,373,191     21,566,007       554,591     1,187,294
                                           ----------    -----------    ----------    ----------
Change in net assets resulting from
  operations.............................  $7,384,309    $21,404,321    $  567,539    $4,770,332
                                           ==========    ===========    ==========    ==========

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                           INCOME EQUITY FUND          DIVERSIFIED EQUITY FUND
                                       ---------------------------   ---------------------------
                                         FOR YEAR      FOR PERIOD      FOR YEAR      FOR PERIOD
                                          ENDED          ENDED          ENDED          ENDED
                                         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                           1998         1997(a)          1998         1997(a)
                                       ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss).......  $  1,011,118   $    616,421   $   (161,686)  $    (54,090)
  Net realized gains (losses) on
     investment transactions.........     6,789,017      2,858,798     13,166,299      7,722,828
  Net change in unrealized
     appreciation(depreciation) on
     investments.....................      (415,826)     4,364,604      8,399,708      5,132,388
                                       ------------   ------------   ------------   ------------
Change in net assets resulting from
  operations.........................     7,384,309      7,839,823     21,404,321     12,801,126
                                       ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........      (985,708)      (590,716)            --             --
  In excess of net investment
     income..........................            --             --             --             --
  From net realized gains on
     investments.....................    (5,026,674)      (158,589)    (9,785,732)    (1,332,828)
                                       ------------   ------------   ------------   ------------
Change in net assets from shareholder
  distributions......................    (6,012,382)      (749,305)    (9,785,732)    (1,332,828)
                                       ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued........    16,097,747     42,293,659     20,560,375     84,469,233
  Dividends reinvested...............     5,820,966        746,329      9,643,385      1,332,616
  Cost of shares redeemed............   (10,035,797)   (10,934,957)   (18,728,640)   (22,280,638)
                                       ------------   ------------   ------------   ------------
Change in net assets from capital
  transactions.......................    11,882,916     32,105,031     11,475,120     63,521,211
                                       ------------   ------------   ------------   ------------
Change in net assets.................    13,254,843     39,195,549     23,093,709     74,989,509
NET ASSETS:
  Beginning of period................    39,195,549             --     74,989,509             --
                                       ------------   ------------   ------------   ------------
  End of period......................  $ 52,450,392   $ 39,195,549   $ 98,083,218   $ 74,989,509
                                       ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued.............................     1,270,185      4,149,432      1,643,723      8,361,129
  Reinvested.........................       497,282         68,376        873,495        125,956
  Redeemed...........................      (794,106)    (1,026,880)    (1,502,834)    (2,131,938)
                                       ------------   ------------   ------------   ------------
Change in shares.....................       973,361      3,190,928      1,014,384      6,355,147
                                       ============   ============   ============   ============

---------------

(a) Commencement of operations of the Funds began September 25, 1996 and September 23, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                           SPECIAL EQUITY FUND               INCOME FUND
                                       ---------------------------   ---------------------------
                                         FOR YEAR      FOR PERIOD      FOR YEAR      FOR PERIOD
                                          ENDED          ENDED          ENDED          ENDED
                                         JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                                           1998         1997(a)          1998         1997(a)
                                       ------------   ------------   ------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss).......  $     12,948   $     10,227   $  3,583,038   $  2,182,134
  Net realized gains (losses) on
     investment transactions.........      (796,672)      (253,355)       725,350       (215,572)
  Net change in unrealized
     appreciation(depreciation) on
     investments.....................     1,351,263        304,921        461,944        790,234
                                       ------------   ------------   ------------   ------------
Change in net assets resulting from
  operations.........................       567,539         61,793      4,770,332      2,756,796
                                       ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........       (15,078)       (10,227)    (3,582,178)    (2,141,355)
  In excess of net investment
     income..........................            --           (337)            --             --
  From net realized gains on
     investments.....................      (452,546)            --             --             --
  In excess of net realized gains on
     investments.....................            --       (801,015)            --             --
                                       ------------   ------------   ------------   ------------
Change in net assets from shareholder
  distributions......................      (467,624)      (811,579)    (3,582,178)    (2,141,355)
                                       ------------   ------------   ------------   ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued........    15,510,945     38,050,281     17,944,091     66,488,773
  Dividends reinvested...............       450,173        811,083      3,466,908      2,132,592
  Cost of shares redeemed............   (11,144,152)    (7,587,337)   (11,412,595)   (14,448,278)
                                       ------------   ------------   ------------   ------------
Change in net assets from capital
  transactions.......................     4,816,966     31,274,027      9,998,404     54,173,087
                                       ------------   ------------   ------------   ------------
Change in net assets.................     4,916,881     30,524,241     11,186,558     54,788,528
NET ASSETS:
  Beginning of period................    30,524,241             --     54,788,528             --
                                       ------------   ------------   ------------   ------------
  End of period......................  $ 35,441,122   $ 30,524,241   $ 65,975,086   $ 54,788,528
                                       ============   ============   ============   ============
SHARE TRANSACTIONS:
  Issued.............................     1,539,687      3,865,762      1,739,371      6,626,551
  Reinvested.........................        47,382         83,724        337,542        210,754
  Redeemed...........................    (1,087,999)      (767,669)    (1,106,996)    (1,429,012)
                                       ------------   ------------   ------------   ------------
Change in shares.....................       499,070      3,181,817        969,917      5,408,293
                                       ============   ============   ============   ============

---------------

(a) Commencement of operations of the Funds began September 20, 1996 and September 24, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (82.0%):
Automotive Parts (2.1%):
    36,000   Excel Industries, Inc. .......  $   515,250
    45,000   Simpson Industries, Inc. .....      615,937
                                             -----------
                                               1,131,187
                                             -----------
Banking (3.2%):
    18,000   Magna Group, Inc. ............    1,017,000
     9,000   National City Corp. ..........      639,000
                                             -----------
                                               1,656,000
                                             -----------
Building Materials (1.5%):
    30,000   Dal-Tile International Inc.
               (b).........................      294,375
    15,000   Modine Manufacturing Co. .....      519,375
                                             -----------
                                                 813,750
                                             -----------
Chemicals (3.3%):
     9,000   Betz Labs, Inc. ..............      379,687
     7,000   Dow Chemical Co. .............      676,812
    21,500   Lubrizol Corp. ...............      650,375
                                             -----------
                                               1,706,874
                                             -----------
Communications Equipment (1.0%):
    12,000   Harris Corp. .................      536,250
                                             -----------
Computer Services (1.7%):
    22,000   Electronic Data Systems
               Corp. ......................      880,000
                                             -----------
Computers (2.1%):
    11,500   Hewlett Packard Co. ..........      688,562
    10,000   Sun Microsystems, Inc. (b)....      434,375
                                             -----------
                                               1,122,937
                                             -----------
Electronic Components (4.8%):
    11,400   Avnet, Inc. ..................      623,437
    22,600   Dallas Semiconductor Corp. ...      700,600
    19,000   Parker-Hannifin Corp. ........      724,375
    10,000   Rockwell International,
               Inc. .......................      480,625
                                             -----------
                                               2,529,037
                                             -----------
Environmental Services (1.4%):
    21,100   Browning-Ferris Industries,
               Inc.                              733,225
                                             -----------
Financial Services (2.5%):
    40,000   Alliance Capital
               Management-LP...............    1,012,500
     3,931   Associates First Capital
               Corp. ......................      302,196
                                             -----------
                                               1,314,696
                                             -----------
Food & Related (1.1%):
    10,600   Quaker Oats Co. ..............      582,337
                                             -----------
Forest & Paper Products (2.6%):
    10,000   Georgia Pacific Corp. ........      589,375
    17,000   Weyerhaeuser Co. .............      785,188
                                             -----------
                                               1,374,563
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Furniture & Furnishings (0.6%):
    20,000   Shelby Williams Industries....  $   300,000
                                             -----------
Insurance (7.5%):
    15,000   Conseco Inc. .................      701,250
    22,000   La Salle RE Holdings..........      833,250
     9,000   Lincoln National Corp. .......      822,375
    24,000   Penncorp Financial Group,
               Inc. .......................      492,000
    12,412   Saint Paul Companies, Inc. ...      522,088
    25,000   TIG Holdings Inc. ............      575,000
                                             -----------
                                               3,945,963
                                             -----------
Investment Companies (1.5%):
    32,100   Waddell And Reed Financial....      768,394
                                             -----------
Machine-Diversified (1.7%):
     9,900   Esterline Technologies, Corp.
               (b).........................      203,569
    12,500   Sundstrand Corp. .............      715,625
                                             -----------
                                                 919,194
                                             -----------
Machinery & Equipment (0.9%):
    22,000   AGCO Corp. ...................      452,375
                                             -----------
Mining (0.5%):
    15,000   De Beers Centenary............      262,500
                                             -----------
Motor Vehicles (1.7%):
    15,000   Ford Motor Co. ...............      885,000
                                             -----------
Oil Integrated Companies (6.5%):
    12,000   Atlantic Richfield Co. .......      937,500
     7,000   Mobil Corp. ..................      536,375
    47,500   Petroleum Heat & Power........       95,000
    15,000   Phillips Petroleum Co. .......      722,812
    20,800   Star Gas Partners L.P. .......      457,600
    19,000   USX -- Marathon Group
               Corp. ......................      651,937
                                             -----------
                                               3,401,224
                                             -----------
Pharmaceuticals (5.3%):
    26,000   Abbott Laboratories...........    1,062,750
     8,000   Bristol-Myers Squibb Co. .....      919,500
     6,000   Merck & Co., Inc. ............      802,500
                                             -----------
                                               2,784,750
                                             -----------
Publishing (5.1%):
    17,000   American Greetings Corp. .....      865,938
    31,100   Readers Digest Association....      843,588
    14,000   Tribune Co. ..................      963,375
                                             -----------
                                               2,672,901
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Real Estate Investment Trust (6.1%):
    42,000   Burnham Pacific Properties,
               Inc. .......................  $   595,875
    40,000   CAPTEC Net Lease Realty,
               Inc. .......................      610,000
    14,875   Equity Residential Property...      705,633
    12,000   Hospitality Properties
               Trust.......................      385,500
    21,000   Prentiss Properties Trust.....      510,563
    34,000   Thornburg Mortgage Asset
               Corp. ......................      414,375
                                             -----------
                                               3,221,946
                                             -----------
Retail (4.4%):
    25,000   Brown Group, Inc. ............      496,875
    17,000   Claires Stores, Inc. .........      348,500
    21,000   Dillards Inc., Class A........      870,188
    20,000   Long's Drug Stores, Inc. .....      577,500
                                             -----------
                                               2,293,063
                                             -----------
Steel (2.7%):
    25,000   Allegheny Teledyne, Inc. .....      571,875
    16,800   Carpenter Technology Corp. ...      844,200
                                             -----------
                                               1,416,075
                                             -----------
Telecommunications (1.0%):
    16,000   Frontier Corp. ...............      504,000
                                             -----------
Tires & Rubber Products (1.3%):
    33,000   Cooper Tire & Rubber Co. .....      680,625
                                             -----------
Tobacco (0.5%):
    10,000   RJR Nabisco Holdings Corp. ...      237,500
                                             -----------
Transportation-Air (3.1%):
    10,000   AMR Corp. Del (b).............      832,500
     6,000   Delta Air Lines, Inc. ........      775,500
                                             -----------
                                               1,608,000
                                             -----------
Transportation-Misc. (0.8%):
    14,000   Ryder System Inc. ............      441,875
                                             -----------
Utilities-Electric (3.5%):
    13,000   American Electric Power,
               Co. ........................      589,875
    16,000   Houston Industries, Inc. .....      494,000
    22,000   Montana Power Co. ............      764,500
                                             -----------
                                               1,848,375
                                             -----------
             Total Common Stocks...........   43,024,616
                                             -----------
PREFERRED STOCKS (3.4%):
Computers (1.1%):
    10,000   Budget Group Capital Trust,
               Series 144A, 6.25%,
               6/15/05.....................      578,750
                                             -----------
Hotels & Motels (0.6%):
    22,000   Signature Inns, Inc. .........      332,750
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
PREFERRED STOCKS, CONTINUED:
Metals Diversified (0.9%):
    10,000   Cypress Amax Minerals Co.,
               8.11%, 12/31/49, Callable
               12/18/98 @ 51.60............  $   451,250
                                             -----------
Telecommunications (0.8%):
    17,000   Cellnet Funding LLC, 7.00%,
               6/1/10, Callable 6/1/01 @
               26.19.......................      395,250
                                             -----------
             Total Preferred Stocks........    1,758,000
                                             -----------
CONVERTIBLE BONDS (7.8%):
Computer Software (0.9%):
   500,000   Learning Co., Series 144A,
               5.50%, 11/1/00, Callable
               11/2/98 @ 102.20............      478,125
                                             -----------
Computers (1.1%):
   600,000   Data General Corp., 6.00%,
               5/15/04, Callable 5/18/00 @
               103.43......................      552,000
                                             -----------
Health & Personal Care (1.0%):
   500,000   Sunrise Assisted Living,
               5.50%, 06/15/02, Callable
               6/15/00 @ 102.20............      537,500
                                             -----------
Industrial Goods & Services (3.1%):
   550,000   Integrated Device Technology
               5.50%, 6/1/02, Callable
               6/1/99 @ 101.38.............      453,750
   150,000   IVAX Corp. 6.50%, 11/15/01,
               Callable 11/15/98 @
               100.00......................      131,438
   450,000   Mascotech 4.50%, 12/15/03,
               Callable 12/15/98 @
               102.00......................      419,062
   285,000   Oryx Energy Co. 7.50%,
               5/15/14, Callable 5/15/99 @
               100.00......................      281,438
   400,000   Park Electrochem 5.50%,
               3/1/06, Callable 3/1/99 @
               102.75......................      342,500
                                             -----------
                                               1,628,188
                                             -----------
Medical -- Wholesale Drug Distribution
  (0.8%):
   400,000   Fuisz Technologies Ltd.,
               Series 144A, 7.00%,
               10/15/04, Callable 10/19/00
               @ 104.00....................      401,500
                                             -----------
Oil & Gas Services (0.9%):
   600,000   Halter Marine, 4.50%,
               09/15/04, Callable 9/15/00 @
               102.57......................      483,750
                                             -----------
             Total Convertible Bonds.......    4,081,063
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REPURCHASE AGREEMENTS (7.2%):
$3,756,944   Fifth Third Bank Repurchase
               Agreement, 6/30/98, 5.15%,
               matures 7/1/98,
               (Collateralized by
               $3,811,000 Federal National
               Mortgage Association Pool #
               323020, 6.50%, 2/1/13,
               market value = $3,832,436)..  $ 3,756,944
                                             -----------
             Total Repurchase Agreements...    3,756,944
                                             -----------
             Total (Cost $44,943,702)
               (a).........................  $52,620,623
                                             ===========

---------

Percentages indicated are based on net assets of $52,450,392.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $9,938,353
         Unrealized depreciation.........................  (2,261,432)
                                                           ----------
         Net unrealized appreciation.....................  $7,676,921
                                                           ==========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (94.4%):
Aerospace/Defense -- Equipment (0.0%):
         2   Raytheon Co.-Class A..........  $       115
                                             -----------
Apparel (0.7%):
     5,300   Russell Corp..................      159,994
    10,600   VF Corp.......................      545,900
                                             -----------
                                                 705,894
                                             -----------
Automotive Parts (0.8%):
     5,500   Dana Corp.....................      294,250
     1,900   Eaton Corp....................      147,725
     5,800   TRW, Inc......................      316,825
                                             -----------
                                                 758,800
                                             -----------
Banking (2.3%):
     5,300   Banc One......................      295,806
    10,400   Chase Manhattan Corp..........      785,200
     1,300   Crestar Financial Corp........       70,931
    10,410   First Union Corp..............      606,382
     2,900   NationsBank Corp..............      221,850
     4,400   Republic New York Corp........      276,925
                                             -----------
                                               2,257,094
                                             -----------
Beverages (1.0%):
    13,000   Pepsico Inc...................      535,437
    10,100   Seagram Co. Ltd...............      413,468
                                             -----------
                                                 948,905
                                             -----------
Building Materials (0.8%):
     7,100   Fastenal Co...................      329,706
    10,200   Owens Corning.................      416,287
                                             -----------
                                                 745,993
                                             -----------
Chemicals (3.5%):
     4,200   Air Products & Chemicals......      168,000
     2,700   Dow Chemical Co...............      261,056
     5,600   E. I. du Pont de Nemours &
               Co..........................      417,900
     2,900   FMC Corp. (b).................      197,744
     7,200   Great Lakes Chemical Corp.....      283,950
     7,200   IMC Global, Inc...............      216,900
     4,900   Lubrizol Corp.................      148,225
    22,200   Monsanto Corp.................    1,240,425
     3,200   Rohm & Haas Co................      332,600
     8,100   W.R. Grace & Co...............      138,206
                                             -----------
                                               3,405,006
                                             -----------
Computer Services (2.2%):
    18,300   America Online, Inc. (b)......    1,939,800
     6,400   Electronic Data Systems
               Corp........................      256,000
                                             -----------
                                               2,195,800
                                             -----------

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Computer Software (4.4%):
    21,750   Cisco Systems, Inc. (b).......  $ 2,002,359
     8,000   Computer Associates
               International, Inc..........      444,500
    10,800   Compuware Corp. (b)...........      552,150
     5,100   Fiserv, Inc. (b)..............      216,591
    10,000   Microsoft Corp. (b)...........    1,083,750
                                             -----------
                                               4,299,350
                                             -----------
Computers (1.8%):
    12,600   Compaq Computer Corp..........      357,525
     7,400   Intel Corp....................      548,525
     7,200   International Business
               Machines Corp...............      826,650
     2,000   Stratus Computer, Inc. (b)....       50,625
                                             -----------
                                               1,783,325
                                             -----------
Cosmetics & Toiletries (1.2%):
     7,700   Avon Products, Inc............      596,750
    10,000   Gillette Co...................      566,875
                                             -----------
                                               1,163,625
                                             -----------
Data Processing Services (0.6%):
     7,600   Automatic Data Processing,
               Inc.........................      553,850
                                             -----------
Diversified Products (0.6%):
    10,100   Aeroquip-Vickers, Inc.........      589,587
                                             -----------
Electrical Equipment (0.1%):
     7,000   Arrow Electronics, Inc. (b)...      152,250
                                             -----------
Electronic Components (1.2%):
     5,400   Avnet, Inc....................      295,312
     5,450   Parker-Hannifin Corp..........      207,781
     9,750   Tektronix, Inc................      344,906
     5,400   Texas Instruments, Inc........      314,887
                                             -----------
                                               1,162,886
                                             -----------
Engines -- Internal Combustion (0.6%):
    10,800   Cummins Engine Co., Inc.......      553,500
                                             -----------
Environmental Services (0.5%):
    13,700   Waste Management, Inc.........      479,500
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Financial Services (5.9%):
     7,205   Associates First Capital
               Corp........................  $   553,885
     7,200   Capital One Financial Corp....      894,150
     2,300   Citicorp......................      343,275
     7,700   Countrywide Credit Industries,
               Inc. -- Class D.............      390,775
     8,200   Federal National Mortgage
               Assoc.......................      498,150
     5,400   Merrill Lynch & Co., Inc......      498,150
     6,500   MGIC Investment Corp..........      370,906
    14,300   Newcourt Credit Group, Inc....      703,381
    11,200   Paychex, Inc..................      455,700
    24,750   Washington Mutual, Inc........    1,075,078
                                             -----------
                                               5,783,450
                                             -----------
Food & Related (1.2%):
     8,100   IBP, Inc......................      146,812
     3,800   Ralston-Ralston Purina
               Group.......................      443,888
     5,800   Sara Lee Corp.................      324,438
    12,000   Universal Foods Corp..........      266,250
                                             -----------
                                               1,181,388
                                             -----------
Forest & Paper Products (0.7%):
    12,800   Fort James Corp...............      569,600
     4,000   Westvaco Corp.................      113,000
                                             -----------
                                                 682,600
                                             -----------
Healthcare Cost Containment (0.9%):
    18,100   Allegiance Corp...............      927,625
                                             -----------
Household -- General Products (0.1%):
     5,000   Tupperware Corp...............      140,625
                                             -----------
Human Resources (0.2%):
    16,400   Olsten Corp...................      183,475
                                             -----------
Insurance (5.8%):
     4,700   Allstate Corp.................      430,344
     4,800   American General Corp.........      341,700
     7,800   American International Group,
               Inc.........................    1,138,800
     6,600   Cigna Corp....................      455,400
     7,300   Everest Reinsurance Holdings,
               Inc.........................      280,594
     6,700   Exel Ltd......................      521,344

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
     1,300   General Re Corp...............  $   329,550
     3,300   Hartford Financial Services
               Group.......................      377,437
     2,000   Loews Corp....................      174,250
     9,750   Old Republic International
               Corp........................      285,797
     6,800   ReliaStar Financial Corp......      326,400
     3,150   Transatlantic Holdings,
               Inc.........................      243,534
    12,300   Travelers Group, Inc..........      745,687
                                             -----------
                                               5,650,837
                                             -----------
Linen Supply & Related Items (0.3%):
     5,200   Cintas Corp...................      265,200
                                             -----------
Machine Tools & Related Products (0.4%):
     9,200   Kennametal, Inc...............      384,100
                                             -----------
Machinery & Equipment (1.5%):
    15,000   Case Corp.....................      723,750
     3,600   Caterpillar, Inc..............      190,350
    11,600   Harnischfeger Industries,
               Inc.........................      328,425
     4,600   Tecumseh Products Co., Class
               A...........................      242,938
                                             -----------
                                               1,485,463
                                             -----------
Manufacturing (1.5%):
    21,600   Loral Space And Communication
               Ltd.........................      610,200
    13,800   Tyco International Ltd........      869,400
                                             -----------
                                               1,479,600
                                             -----------
Medical -- HMO (0.6%):
     8,400   Columbia/HCA Healthcare
               Corp........................      244,650
    12,140   Foundation
               HealthCorp. -- Class A
               (b).........................      320,192
     6,100   Maxicare Health Plans, Inc.
               (b).........................       41,175
     2,000   Vencor, Inc. (b)..............       14,500
                                             -----------
                                                 620,517
                                             -----------
Medical Services & Supplies (0.8%):
    30,800   HEALTHSOUTH Corp. (b).........      821,975
                                             -----------
Medical -- Hospitals (0.2%):
     4,900   Tenet Healthcare Corp. (b)....      153,125
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Medical -- Information Systems (2.8%):
    79,000   HBO & Co......................  $ 2,784,750
                                             -----------
Medical -- Instruments/Products (1.7%):
     7,300   Beckman Coulter, Inc..........      425,225
    15,600   Guidant Corp..................    1,112,475
     3,100   Mallinckrodt, Inc.............       92,031
                                             -----------
                                               1,629,731
                                             -----------
Medical -- Wholesale Drug Distribution (0.8%):
     8,250   Cardinal Health, Inc..........      773,437
                                             -----------
Motor Vehicles (1.8%):
    15,200   Ford Motor Co.................      896,800
    12,300   General Motors Corp...........      821,794
                                             -----------
                                               1,718,594
                                             -----------
Office Supplies & Forms (0.1%):
     3,400   Standard Register Co..........      120,275
                                             -----------
Oil & Gas (2.7%):
    17,200   Cooper Cameron Corp...........      877,200
    16,300   Enron Corp....................      881,219
    26,500   Noble Drilling Corp. (b)......      637,656
     9,900   YPF Sociedad Anonima-
               Sponsored ADR...............      297,619
                                             -----------
                                               2,693,694
                                             -----------
Oil & Gas -- Exploration/Production (2.4%):
    14,700   Anadarko Petroleum Corp.......      987,656
     3,100   British Petroleum Co., Plc....      273,575
    29,500   Cross Timbers Oil Co..........      562,344
    14,040   Ocean Energy Inc..............      274,658
     6,900   Ultramar Diamond Shamrock
               Corp........................      217,781
                                             -----------
                                               2,316,014
                                             -----------
Oil & Gas Drilling (0.4%):
    20,200   Nabors Industries, Inc. (b)...      400,213
                                             -----------
Oil -- Gas Services (2.1%):
    22,900   Halliburton Co................    1,020,481
    23,500   Rowan Cos., Inc. (b)..........      456,781
     8,600   Schlumberger Ltd..............      587,488
                                             -----------
                                               2,064,750
                                             -----------
Oil -- Integrated Companies (1.8%):
     9,100   Atlantic Richfield Co.........      710,938
    11,200   Mobil Corp....................      858,200
     4,600   Phillips Petroleum Co.........      221,663
                                             -----------
                                               1,790,801
                                             -----------

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Pharmaceuticals (4.7%):
    14,200   Pfizer Inc....................  $ 1,543,363
     9,600   Schering Plough Corp..........      879,600
    31,500   Warner Lambert................    2,185,313
                                             -----------
                                               4,608,276
                                             -----------
Publishing -- Newspaper (0.8%):
     9,700   New York Times Co., Class A...      768,725
                                             -----------
Radio (0.4%):
     8,000   Chancellor Media Corp. (b)....      397,250
                                             -----------
Railroad (0.3%):
       600   Burlington Northern Santa
               Fe..........................       58,913
     4,100   CSX Corp......................      186,550
                                             -----------
                                                 245,463
                                             -----------
Real Estate (0.0%):
     1,600   Ventas, Inc. (b)..............       22,100
                                             -----------
Restaurants (2.2%):
    10,100   McDonald's Corp...............      696,900
    27,500   Starbucks Corp. (b)...........    1,469,531
                                             -----------
                                               2,166,431
                                             -----------
Retail (14.4%):
    20,700   Bed Bath & Beyond, Inc........    1,072,519
    14,400   Borders Group, Inc. (b).......      532,800
    40,400   CVS Corporation...............    1,573,075
    12,100   Dayton Hudson Corp............      586,850
     8,800   Dillards Inc., Class A........      364,650
     3,100   Federated Department Stores,
               Inc. (b)....................      166,819
    27,300   Home Depot, Inc...............    2,267,606
    11,100   Kohls Corp. (b)...............      575,813
    13,600   Price/Costco Companies, Inc.
               (b).........................      857,650
    27,500   Safeway, Inc. (b).............    1,118,906
    28,800   Sears Roebuck & Co............    1,758,600
    34,400   TJX Cos., Inc.................      829,900
    18,400   Toys 'R' Us, Inc.(b)..........      433,550
    11,200   Venator Group, Inc............      214,200
    18,500   Wal Mart Stores...............    1,123,875
    14,700   Walgreen Co...................      607,294
                                             -----------
                                              14,084,107
                                             -----------
Steel (0.3%):
     8,800   Inland Steel Industries,
               Inc.........................      248,050
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM DIVERSIFIED EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Telecommunications (8.9%):
    26,600   Ascend Communications, Inc.
               (b).........................  $ 1,318,363
     7,800   Bell Atlantic Corp............      355,875
    18,200   Ciena Corp. (b)...............    1,267,175
    18,400   Lucent Technologies, Inc......    1,530,650
    27,000   NEXTEL Communications (b).....      671,625
    41,033   Tele-Communications, Inc.
               (b).........................    1,577,206
    12,900   Tellabs, Inc. (b).............      923,963
    22,500   WorldCom, Inc. (b)............    1,089,844
                                             -----------
                                               8,734,701
                                             -----------
Textile (0.2%):
     5,000   Springs Industries, Inc.......      230,625
                                             -----------
Tires & Rubber Products (0.6%):
     9,300   Goodyear Tire & Rubber Co.....      599,269
                                             -----------
Tobacco (0.9%):
    13,200   Philip Morris Cos., Inc.......      519,750
    14,500   RJR Nabisco Holdings Corp.....      344,375
                                             -----------
                                                 864,125
                                             -----------
Transportation-Air (1.0%):
     3,000   AMR Corp. Del (b).............      249,750
     6,000   Delta Air Lines, Inc..........      775,500
                                             -----------
                                               1,025,250
                                             -----------

  SHARES
    OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Utilities-Electric (0.8%):
     3,100   Cinergy Corp..................  $   108,500
     4,800   DTE Energy Co.................      193,800
     2,611   Duke Energy Corp..............      154,702
     5,600   Entergy Corp..................      161,000
     4,600   GPU, Inc......................      173,938
                                             -----------
                                                 791,940
                                             -----------
             Total Common Stocks...........   92,594,031
                                             -----------
REPURCHASE AGREEMENTS (6.0%):
$5,885,988   Fifth Third Bank Repurchase
               Agreement, 6/30/98, 5.15%,
               matures 7/1/98,
               (Collateralized by
               $5,972,000 Federal National
               Mortgage Association Pool
               #323020, 6.50%,2/1/13,
               market value =
               $6,005,590).................    5,885,988
                                             -----------
             Total Repurchase Agreements...    5,885,988
                                             -----------
             Total (Cost $76,059,796)
               (a).........................  $98,480,019
                                             ===========

---------
Percentages indicated are based on net assets of $98,083,218.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $26,360. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $24,817,622
         Unrealized depreciation.........................   (2,423,759)
                                                           -----------
         Net unrealized appreciation.....................  $22,393,863

(b) Represents non-income producing securities

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS (78.4%):
Advertising (1.6%):
    18,000   Ha-Lo Industries, Inc., (b)...  $   560,250
                                             -----------
Aerospace/Defense -- Equipment (1.9%):
    22,500   AAR Corp. ....................      665,156
                                             -----------
Automotive Parts (2.1%):
    17,000   Tower Automotive (b)..........      728,875
                                             -----------
Banking (3.7%):
    11,000   Bank United Corp., Class A....      526,625
    12,600   Provident Bankshares Corp. ...      371,700
    12,000   Webster Financial Corp. ......      399,000
                                             -----------
                                               1,297,325
                                             -----------
Business Equipment & Services (2.7%):
     8,000   Education Management Corp.
               (b).........................      263,001
    21,000   Sylvan Learning Systems (b)...      687,750
                                             -----------
                                                 950,751
                                             -----------
Computer Software (9.9%):
    10,000   Aspen Technologies, Inc.
               (b).........................      505,000
    21,000   Axent Technologies, Inc.
               (b).........................      643,125
    14,000   Citrix Systems, Inc. (b)......      957,250
    10,500   Harbinger Corp. (b)...........      253,969
    13,000   JDA Software Group, Inc.
               (b).........................      568,750
     8,000   Keane, Inc. (b)...............      448,000
     4,000   Smallworldwide PLC-ADR (b)....      116,500
                                             -----------
                                               3,492,594
                                             -----------
Computers (1.4%):
    12,000   Zebra Technology (b)..........      513,000
                                             -----------
Construction - Engineering (0.4%):
     8,000   URS Corp. (b).................      136,000
                                             -----------
Cruise Lines (1.8%):
     8,000   Royal Caribbean Cruises
               Ltd. .......................      636,000
                                             -----------
Data Processing & Reproduction (1.9%):
    14,000   Analytical Surveys, Inc.
               (b).........................      512,750
    14,000   Carreker-Antinori, Inc. (b)...      147,000
                                             -----------
                                                 659,750
                                             -----------
Data Processing Services (0.9%):
    19,000   CCC Information Services
               Group, Inc. (b).............      313,500
                                             -----------
Distribution Services (3.2%):
    50,000   Brightpoint, Inc. (b).........      725,000
     8,000   CDW Computer Centers, Inc.
               (b).........................      400,000
                                             -----------
                                               1,125,000
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Electronic Components (2.9%):
    56,000   Amkor Technology, Inc. (b)....  $   523,250
    12,000   Sanmina Corp. (b).............      520,500
                                             -----------
                                               1,043,750
                                             -----------
Environmental Services (1.8%):
    45,000   Stericycle, Inc. (b)..........      652,500
                                             -----------
Financial Services (2.9%):
     6,000   CMAC Investment Corp..........      369,000
    14,000   Franchise Mortgage Acceptance
               Co. (b).....................      364,875
    14,000   NCO Group, Inc. (b)...........      308,000
                                             -----------
                                               1,041,875
                                             -----------
Food & Related (1.8%):
    22,000   Michael Foods, Inc. ..........      646,250
                                             -----------
Health & Personal Care (1.4%):
    14,000   Sunrise Assisted Living, Inc.
               (b).........................      481,250
                                             -----------
Household -- General Products (0.9%):
    28,000   Home Products International,
               Inc. (b)....................      325,500
                                             -----------
Human Resources (1.1%):
    21,900   SOS Staffing Services, Inc.
               (b).........................      384,619
                                             -----------
Insurance (2.3%):
    16,000   Nationwide Financial..........      816,000
                                             -----------
Leisure & Recreational Products (1.2%):
    18,200   North Face, Inc. (b)..........      436,800
                                             -----------
Medical & Hospital Management Services (3.9%):
    19,000   Health Care & Retirement Corp.
               (b).........................      749,312
    30,000   Orthodontic Centers Of
               America, Inc. (b)...........      628,125
                                             -----------
                                               1,377,437
                                             -----------
Medical -- Instruments/Products (1.8%):
    19,000   ESC Medical Systems, Ltd.
               (b).........................      641,250
                                             -----------
Oil & Gas Services (1.1%):
    36,200   Newpark Resources, Inc. (b)...      402,725
                                             -----------
Pharmaceuticals (2.1%):
    21,000   PAREXEL International Corp.
               (b).........................      763,875
                                             -----------

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM SPECIAL EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Retail (7.8%):
    26,000   Ames Department Stores, Inc.
               (b).........................  $   684,125
    15,000   BJ's Wholesale Club, Inc.
               (b).........................      609,375
    23,000   Casey's General Stores........      380,937
     8,000   Family Dollar Stores..........      148,000
    15,000   Regis Corp. ..................      443,437
     8,000   The Buckle, Inc. (b)..........      236,000
    10,000   The Finish Line (b)...........      281,250
                                             -----------
                                               2,783,124
                                             -----------
Savings & Loans (3.1%):
    18,000   Dime Community Bancorp,
               Inc. .......................      499,500
    10,550   ITLA Capital Corp. (b)........      218,913
    16,000   Peoples Heritage Bancorp......      378,000
                                             -----------
                                               1,096,413
                                             -----------
Telecommunications (3.1%):
    18,000   Pacific Gateway Exchange, Inc.
               (b).........................      721,125
    14,000   Teleglobe, Inc. ..............      371,000
                                             -----------
                                               1,092,125
                                             -----------
Textile-Products (1.1%):
    24,000   Dan River, Inc. (b)...........      408,000
                                             -----------
Transportation-Air (4.6%):
    22,500   Comair Holdings, Inc. ........      694,688
    31,500   Southwest Airlines Co. .......      933,187
                                             -----------
                                               1,627,875
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Utilities-Telephone (2.0%):
    20,000   Qwest Communications
               International (b)...........  $   697,500
                                             -----------
             Total Common Stocks...........   27,797,069
                                             -----------
WARRANTS (0.0%):
     5,000   Alza Corp. ...................        2,500
                                             -----------
             Total Warrants................        2,500
                                             -----------
REPURCHASE AGREEMENTS (27.5%):
$9,732,398   Fifth Third Bank Repurchase
               Agreement, 6/30/98, 5.15%,
               matures 7/1/98,
               (Collateralized by
               $9,872,000 Federal National
               Mortgage Association Pool #
               323020, 6.50%, 2/1/13,
               market value =
               $9,927,530).................  $ 9,732,398
                                             -----------
             Total Repurchase Agreements...    9,732,398
                                             -----------
             Total (Cost $33,655,338)
               (a).........................  $37,531,967
                                             ===========

---------

Percentages indicated are based on net assets of $35,441,122.

(a) Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 4,816,886
         Unrealized depreciation.........................     (940,257)
                                                           -----------
         Net unrealized appreciation.....................  $ 3,876,629
                                                           ===========

(b) Represents non-income producing securities

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 JUNE 30, 1998

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
CORPORATE BONDS (28.1%):
Financial Services (18.8%):
 3,000,000   American General Finance
               Corp., 6.25%, 12/18/02......  $ 3,021,477
 3,000,000   Charles Schwab Corp., 6.42%,
               5/27/05.....................    3,046,593
 3,000,000   Donaldson Lufkin & Jenrette,
               6.88%, 11/1/05..............    3,098,769
 3,000,000   Merrill Lynch & Co., 8.30%,
               11/1/02.....................    3,258,477
                                             -----------
                                              12,425,316
                                             -----------
Industrial Goods & Services (9.3%):
 3,000,000   International Paper Co.,
               7.00%, 6/1/01...............    3,066,396
 3,000,000   Texas Instruments, Inc.,
               6.88%, 7/15/00..............    3,056,352
                                             -----------
                                               6,122,748
                                             -----------
             Total Corporate Bonds.........   18,548,064
                                             -----------
U.S. TREASURY OBLIGATIONS (23.4%):
 3,000,000   6.75%, 4/30/00................    3,062,814
 3,000,000   6.25%, 10/31/01...............    3,061,875
 3,000,000   6.25%, 8/31/02................    3,077,814
 3,000,000   6.25%, 2/15/03................    3,087,189
 3,000,000   6.50%, 8/15/05................    3,166,875
                                             -----------
             Total U.S. Treasury
               Obligations.................   15,456,567
                                             -----------

SHARES OR
PRINCIPAL               SECURITY               MARKET
  AMOUNT              DESCRIPTION               VALUE
----------   ------------------------------  -----------
U.S. GOVERNMENT AGENCIES (46.2%):
Federal Home Loan Bank (4.6%):
 3,000,000   6.05%, 12/2/02................  $ 3,042,186
                                             -----------
Federal Home Loan Mortgage Corporation (14.0%):
 3,000,000   6.65%, 3/10/04................    3,132,033
 3,000,000   6.24%, 10/6/04................    3,079,437
 3,000,000   6.54%, 11/6/07, Callable
               11/6/02 @ 100...............    3,050,373
                                             -----------
                                               9,261,843
                                             -----------
Fannie Mae (27.6%):
 3,000,000   6.10%, 4/28/03, Callable
               4/28/00 @ 100...............    3,003,357
 3,000,000   6.16%, 5/8/03, Callable 5/8/00
               @ 100.......................    3,005,877
 3,000,000   5.75%, 6/15/05................    3,010,563
 3,000,000   6.65%, 3/8/06, Callable 3/8/01
               At Par......................    3,055,035
 3,000,000   6.95%, 11/13/06, Callable
               11/13/01 @ 100..............    3,102,093
 3,000,000   6.68%, 5/15/08, Callable
               5/15/00 @ 100...............    3,023,103
                                             -----------
                                              18,200,028
                                             -----------
             Total U.S. Government
               Agencies....................   30,504,057
                                             -----------
REPURCHASE AGREEMENT (0.9%):
$  614,991   Fifth Third Bank Repurchase
               Agreement, 6/30/98, 5.15%,
               matures 7/1/98,
               (Collateralized by $624,000
               Federal National Mortgage
               Association Pool # 323020,
               6.50%, 2/1/13, market value
               = $627,510..................      614,991
                                             -----------
             Total Repurchase Agreement....      614,991
                                             -----------
             Total (Cost $64,771,877)
               (a).........................  $65,123,679
                                             ===========

---------

Percentages indicated are based on net assets of $65,975,086.

(a) Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $ 386,613
         Unrealized depreciation.........................    (34,811)
                                                           ---------
         Net unrealized appreciation.....................  $ 351,802
                                                           =========

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 1998

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares which are units of beneficial interest without par value. The Group offers shares of a number of different series or portfolios including the following series for which 1st Source Bank serves as investment adviser: the 1st Source Monogram Income Equity Fund, the 1st Source Monogram Diversified Equity Fund, the 1st Source Monogram Special Equity Fund, and the 1st Source Monogram Income Fund, (collectively, the "Funds" and individually, a "Fund").

     The investment objectives of the Income Equity Fund are capital appreciation with current income as a secondary objective. The investment objective for each of the Diversified Equity Fund and the Special Equity Fund is capital appreciation. The investment objective of the Income Fund is current income consistent with preservation of capital.

     Sales of shares of the Funds may be made by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services, to customers of 1st Source Bank and its affiliates, to all accounts of correspondent banks of 1st Source Bank and to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITIES VALUATION:

     Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Income Equity Fund, the Diversified Equity Fund, the Special Equity Fund, and the Income Fund are valued at their market values determined on the basis of the current available prices in the principal market (closing sales prices if the principal market is an exchange or NASDAQ National Market) in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

     discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     REPURCHASE AGREEMENTS:

     The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which 1st Source Bank deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are transferred to an account of the Fund at a bank custodian.

     REVERSE REPURCHASE AGREEMENTS:

     The Funds may borrow for short term purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. At the time a Fund enters into a reverse repurchase agreement, it places in a segregated custodial account assets having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times.

     DERIVATIVES:

     Derivatives are defined as financial instruments whose value is derived from the performance of underlying assets, interest rate and currency exchange rates, or indices, and include (but are not limited to) structured debt obligations, interest rates, futures contracts, options, and forward currency contracts. Risks of entering into such transactions include the potential inability of the dealer to meet its obligations and unanticipated movements in the value of the security or the underlying assets or indices. It is possible that the Funds will incur a loss as a result of its investments in derivative instruments. It is the Funds' policy, to the extent that there exists no readily available market for such securities, that the investment will be treated as an illiquid security for purposes of calculating the Funds' limitation on investments in illiquid securities as set forth in the Funds' investment restrictions.

     DIVIDENDS TO SHAREHOLDERS:

     A dividend for each of the Funds, other than the Special Equity Fund, is declared monthly at the close of business on the day of declaration and is paid monthly. A dividend for the Special Equity Fund is declared quarterly at the close of business on the day of declaration and is paid quarterly. Distributable net realized capital gains for each Fund, if any, are distributed at least annually.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

     Dividends from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net investment losses, expiring capital loss carry forwards, and deferral of certain losses.

     These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

     As of June 30, 1998, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments, if any, made to paid-in-capital:

                                              ACCUMULATED             ACCUMULATED
                                          UNDISTRIBUTED NET    NET REALIZED GAIN/(LOSS)
                                          INVESTMENT INCOME         ON INVESTMENTS
                                           -----------------    ------------------------
      Income Equity Fund.................      $   1,392               $  (1,392)
      Diversified Equity Fund............      $ 162,466               $(162,466)

     FEDERAL INCOME TAXES:

     It is the policy of the Funds to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, Federal income taxes.

     ORGANIZATION COSTS:

     All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 1998, are as follows:

                                                    PURCHASES         SALES
                                                   ------------    ------------
     Income Equity Fund..........................  $ 34,438,498    $ 30,372,527
     Diversified Equity Fund.....................    78,078,479      77,325,284
     Special Equity Fund.........................    38,848,137      34,833,869
     Income Fund.................................   131,984,438     120,054,411

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by 1st Source Bank. Under the terms of the investment advisory agreement, 1st Source Bank is entitled to receive fees based on a percentage of the average net assets of each Fund.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Fund Services, Inc. serves the Funds as transfer agent and mutual fund accountant.

     The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay or reimburse BISYS, as distributor, a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by BISYS to pay banks, including 1st Source Bank, broker-dealers and other institutions, or to reimburse BISYS or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions, which may include 1st Source Bank, its correspondent and affiliated banks and BISYS, for providing ministerial, record keeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which may be paid under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average net assets, of each Fund. The Group has not implemented such a plan as of June 30, 1998.

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

     BISYS is also entitled to receive commissions on sales of shares of the Funds. For the year ended June 30, 1998, BISYS received $2,966 from commissions earned on sales of shares of the Funds, of which $1,211 was reallowed to broker/dealers affiliated with 1st Source Bank.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios. Information regarding these transactions is as follows for the year ended June 30, 1998:

                                                  INCOME     DIVERSIFIED    SPECIAL
                                                  EQUITY       EQUITY       EQUITY      INCOME
                                                   FUND         FUND         FUND        FUND
                                                 --------    -----------    -------    --------
    INVESTMENT ADVISORY:
    Annual fee before voluntary fee reductions
      (percentage of average net assets).......       .80%        1.10%         .80%        .55%
    ADMINISTRATION FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets).......       .20%         .20%         .20%        .20%
    12b-1 FEES:
    Annual fee before voluntary fee reductions
      (percentage of average net assets).......       .25%         .25%         .25%        .25%
    Voluntary fee reductions...................  $117,001     $220,552      $85,188    $151,899
    FUND ACCOUNTING FEES.......................  $ 20,243     $ 35,425      $14,267    $ 24,106
    TRANSFER AGENT FEES........................  $ 29,653     $ 36,199      $33,006    $ 33,185

5.   FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 1998 the Special Equity Fund had deferred losses of $2,303,588 which will be treated as arising on the first day of the fiscal year ending June 30, 1999.

     During the period ended June 30, 1998, the following Funds declared long-term capital gain distributions in the following amounts:

                                                        MID-TERM     LONG-TERM
                          FUND                            28%           20%
                          ----                         ----------    ----------
     Income Equity.................................    $1,143,403    $  854,335
     Diversified Equity............................    $4,310,660    $1,822,860
     Special Equity................................    $       --    $  446,791

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                 JUNE 30, 1998

     The Group designates the following percentage of distributions eligible for the dividends received deductions for corporations.

                                 FUND                              PERCENTAGE
                                 ----                              ----------
     Income Equity...............................................    28.59%
     Diversified Equity..........................................    17.83%
     Special Equity..............................................    56.42%
     Income Fund.................................................     4.25%

6.   FINANCIAL INSTRUMENTS:

     The Funds are approved to invest in financial instruments such as written options which involve risk. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instruments. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities.

     The following is a summary of written option activity for the year ended June 30, 1998 by the Income Equity Fund:

                                                           PRINCIPAL
                                                            AMOUNTS
                                                          OF CONTRACTS    PREMIUMS
                                                          ------------    --------
     Balance at beginning of period.....................      110         $11,193
     Options written....................................      604         919,394
     Options closed.....................................      714         930,587
     Options exercised..................................        0               0
                                                              ---         -------
     Options outstanding at end of period...............        0               0

                                   Continued

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS

                                               INCOME EQUITY FUND         DIVERSIFIED EQUITY FUND
                                            -------------------------    -------------------------
                                             FOR THE       FOR THE        FOR THE       FOR THE
                                            YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                             JUNE 30,      JUNE 30,       JUNE 30,      JUNE 30,
                                               1998        1997(a)          1998        1997(a)
                                            ----------   ------------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD......   $ 12.28       $ 10.00        $ 11.80       $  10.00
                                             -------       -------        -------       --------
INVESTMENT ACTIVITIES
  Net investment income (loss)............      0.27          0.20          (0.02)         (0.01)
  Net realized and unrealized gains
     (losses) on investments..............      1.79          2.32           3.00           2.03
                                             -------       -------        -------       --------
     Total from Investment Activities.....      2.06          2.52           2.98           2.02
                                             -------       -------        -------       --------
DISTRIBUTIONS
  Net investment income...................     (0.27)        (0.19)            --             --
  Net realized gains......................     (1.47)        (0.05)         (1.47)         (0.22)
  In excess of realized gains.............        --            --             --             --
                                             -------       -------        -------       --------
     Total Distributions..................     (1.74)        (0.24)         (1.47)         (0.22)
                                             -------       -------        -------       --------
NET ASSET VALUE, END OF PERIOD............   $ 12.60       $ 12.28        $ 13.31       $  11.80
                                             =======       =======        =======       ========
Total Return..............................     18.15%        25.58%(b)      27.85%         20.42%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)......   $52,450       $39,196        $98,083       $ 74,990
  Ratio of expenses to average net
     assets...............................      1.21%         1.37%(c)       1.48%          1.62%(c)
  Ratio of net investment income (loss) to
     average net assets...................      2.16%         2.38%(c)      (0.18)%        (0.10)%(c)
  Ratio of expenses to average net
     assets*..............................      1.46%         1.62%(c)       1.73%          1.87%(c)
  Ratio of net investment income (loss) to
     average net assets*..................      1.91%         2.13%(c)      (0.43)%        (0.35)%(c)
  Portfolio Turnover Rate.................     70.46%        38.49%         95.13%         76.54%

---------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occured, the ratios would have been as indicated.
(a) Commencement of operations of the Funds began September 25, 1996, and September 23, 1996, respectively.
(b)  Not annualized
(c)  Annualized

                       See notes to financial statements.

THE SESSIONS GROUP
1ST SOURCE MONOGRAM FUNDS

                              FINANCIAL HIGHLIGHTS

                                                 SPECIAL EQUITY FUND              INCOME FUND
                                              -------------------------    -------------------------
                                               FOR THE       FOR THE        FOR THE       FOR THE
                                              YEAR ENDED   PERIOD ENDED    YEAR ENDED   PERIOD ENDED
                                               JUNE 30,      JUNE 30,       JUNE 30,      JUNE 30,
                                                 1998        1997(a)          1998        1997(a)
                                              ----------   ------------    ----------   ------------
NET ASSET VALUE, BEGINNING OF PERIOD........   $  9.59       $ 10.00        $ 10.13       $ 10.00
                                               -------       -------        -------       -------
INVESTMENT ACTIVITIES
  Net investment income (loss)..............        --            --           0.60          0.44
  Net realized and unrealized gains (losses)
     on investments.........................      0.17         (0.10) (d)      0.21          0.12
                                               -------       -------        -------       -------
     Total from Investment Activities.......      0.17         (0.10)          0.81          0.56
                                               -------       -------        -------       -------
DISTRIBUTIONS
  Net investment income.....................        **            **          (0.60)        (0.43)
  Net realized gains........................     (0.13)           --             --            --
  In excess of realized gains...............        --         (0.31)            --            --
                                               -------       -------        -------       -------
     Total Distributions....................     (0.13)        (0.31)         (0.60)        (0.43)
                                               -------       -------        -------       -------
NET ASSET VALUE, END OF PERIOD..............   $  9.63       $  9.59        $ 10.34       $ 10.13
                                               =======       =======        =======       =======
Total Return................................      1.86%        (1.03)%(b)      8.24%         5.71%(b)

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, at end of period (000)........   $35,441       $30,524        $65,975       $54,789
  Ratio of expenses to average net assets...      1.27%         1.39% (c)      0.92%         1.05%(c)
  Ratio of net investment income (loss) to
     average net assets.....................      0.04%         0.05% (c)      5.90%         5.71%(c)
  Ratio of expenses to average net
     assets*................................      1.52%         1.65% (c)      1.17%         1.30%(c)
  Ratio of net investment income (loss) to
     average net assets*....................     (0.21)%       (0.21)%(c)      5.65%         5.46%(c)
  Portfolio Turnover Rate...................    124.55%       152.81%        208.32%       118.33%

---------

  * During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occured, the ratios would have been as indicated.
 **  Amount is less than $0.005
(a) Commencement of operations of the Funds began September 20, 1996, and September 24, 1996, respectively.
(b)  Not annualized
(c)  Annualized
(d) The amount shown, while mathematically determinable by the summation of amounts computed for as many periods during the year as shares were sold or repurchased, is also the balancing figure derived from the other figures in the statement and should be so computed. The amount shown for a share outstanding throughout the period does not accord with the change in the aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

                       See notes to financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Trustees of
  1st Source Monogram Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 1st Source Monogram Funds (comprising, respectively, the Income Equity Fund, Diversified Equity Fund, Special Equity Fund, and Income Fund) at June 30, 1998, the results of each of their operations for the year ended June 30, 1998, the changes in each of their net assets for the two years ended June 30, 1998 and 1997, and their financial highlights for the two years ended June 30, 1998 and 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of 1st Source Monogram Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Columbus, Ohio
August 11, 1998

                            A N N U A L  R E P O R T











                        [1ST SOURCE MONOGRAM FUNDS LOGO]




LOGO

INVESTMENT ADVISER

1ST SOURCE BANK

100 NORTH MICHIGAN STREET

SOUTH BEND, IN 46601
                                  ANNUAL REPORT

DISTRIBUTOR                       JUNE 30, 1998

BISYS FUND SERVICES

3435 STELZER ROAD

COLUMBUS, OH 43219

FOR ADDITIONAL INFORMATION, CALL:

1-800-766-8938

THIS MATERIAL MUST BE PRECEDED OR
ACCOMPANIED BY A CURRENT PROSPECTUS.

8/98